UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 21, 2006
America First Apartment Investors, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	47-0858301 (I.R.S. Employer Identification No.)

1004 Farnam Street, Suite 100 Omaha, Nebraska (Address of principal executive offices)	68102 (Zip Code)
(402) 557-6360
(Registrant’s telephone number, including area code)
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Independent Auditors’ Report
Statement of Revenue and Certain Operating Expenses
Notes to Statement of Revenue and Certain Operating Expenses
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2006
Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations
EXHIBIT INDEX
Consent of Deloitte & Touche LLP

Item 2.01 Completion of Acquisition or Disposition of Assets.
On December 28, 2006, America First Apartment Investors, Inc. (the “Registrant”) filed a Current Report on Form 8-K with regard to the acquisition on December 21, 2006 of the Cornerstone Apartments, a 420-unit apartment complex located in Independence, Missouri, pursuant to a purchase and sale agreement with The R&S Apartment Land, LLC, a Missouri limited liability company, dated October 24, 2006.
The purchase price of the Cornerstone Apartments of $37.5 million was funded with approximately $12 million of cash and a $25.5 million mortgage loan drawn upon the Registrant’s credit facility with Wells Fargo Bank, N.A. and Fannie Mae. The cash portion of the purchase price was funded by the November, 2006 sale of Delta Crossing and the release of cash collateral no longer required on one of the Registrant’s mortgage bonds.
The Registrant hereby amends the Form 8-K filed December 28, 2006 to provide the required financial information related to the acquisition of the Cornerstone Apartments. The financial statement of the Cornerstone Apartments that is included in the current report on the Form 8-K/A is provided for the most recently completed fiscal year because the Registrant acquired the property from an unrelated party and has met the other requirements of the Securities and Exchange Commission Rule 3-14 (a)(1) of Regulation S-X.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Real Estate Operations Acquired
Independent Auditors’ Report
Statement of Revenue and Certain Operating Expenses
(b)	Pro Forma Financial Information (Unaudited)
Pro Forma Condensed Consolidated Statement of Operations for the year ended
December 31, 2006
(c)	Exhibits
10.0	Agreement of Purchase and Sale dated October 24, 2006, by and between America First Apartment Investors, Inc. and The R&S Apartment Land, LLC, a Missouri limited liability company (incorporated by reference from the Registrant’s Current Report on Form 8-K dated October 24, 2006 and filed with the Securities and Exchange Commission on October 30, 2006).

10.1	Multifamily Deed of Trust dated December 21, 2006 (incorporated by reference from the Registrant’s Current Report on Form 8-K dated December 21, 2006 and filed with the Securities and Exchange Commission on December 28, 2006).

23.1	Consent of Deloitte & Touche LLP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America First Apartment Investors, Inc.
March 8, 2007	By:	/s/ John H. Cassidy
		Name:	John H. Cassidy
		Title:	President and Chief Executive Officer

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors and Stockholders of
America First Apartment Investors, Inc.
We have audited the accompanying statement of revenue and certain operating expenses of the property known as Cornerstone Apartments (“Cornerstone”), for the period January 1, 2006 through December 20, 2006. The statement of revenue and certain operating expenses is the responsibility of Cornerstone’s management. Our responsibility is to express an opinion on the statement of revenue and certain operating expenses based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenue and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of America First Apartment Investors, Inc.) as described in Note 1 to the statement of revenue and certain operating expenses and is not intended to be a complete presentation of Cornerstone’s revenues and expenses.
In our opinion, the statement of revenue and certain operating expenses referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 of Cornerstone for the period January 1, 2006 through December 20, 2006 in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Omaha, Nebraska
March 8 ,2007

CORNERSTONE APARTMENTS
STATEMENT OF REVENUE AND CERTAIN OPERATING EXPENSES
(IN THOUSANDS)

For the period
January 1, 2006 through December 20, 2006
Revenue:
Rental revenues	$3,436
Certain Operating Expenses:
Personnel	459
Utilities	139
Repairs and maintenance	104
Real estate taxes and insurance	363
Administrative	133
Management fees	105
Bad debt expense	50

Total certain operating expenses	1,353

Revenues in excess of certain operating expenses	$2,083

See notes to the Statement of Revenue and Certain Operating Expenses

CORNERSTONE APARTMENTS
Notes to Statement of Revenue and Certain Operating Expenses
For the period January 1, 2006 through December 20, 2006.
1. Basis of Presentation
On December 21, 2006, America First Apartment Investors, Inc. (the “Company”), through its wholly-owned subsidiary, closed on the purchase of the property known as the Cornerstone Apartments, a 420-unit apartment complex located in Independence Missouri (“Cornerstone”), pursuant to a purchase and sale agreement with The R&S Apartment Land, LLC, a Missouri limited liability company dated October 24, 2006.
The accompanying statement of revenue and certain expenses related to the operations of Cornerstone was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and general corporate expenses are not reflected in the statement of revenue and certain operating expenses. Consequently, the statement of revenue and certain operating expenses is not intended to be a complete presentation of Cornerstone’s revenue and expenses. Accordingly, the amounts reported in the accompanying statement are not expected to be comparable to those expected to be incurred by the Company in the future operations of Cornerstone.
2. Summary of Significant Accounting Policies
Revenue Recognition
Cornerstone leases multifamily rental units under operating leases with terms of one year or less. Rental revenue is recognized, net of rental concessions, on the straight-line method over the related lease term.
Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.
Estimates
The preparation of the statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
3. Related Party Transactions
Cornerstone Apartment Management, LLC, related in common ownership to the members of Cornerstone, acted as Cornerstone’s managing agent. A management fee of 3.25% on total cash receipts subject to fees was charged annually to Cornerstone. Management fees incurred during the period January 1, 2006 through December 20, 2006 were $105,000. Additionally, employees of Cornerstone Apartment Management, LLC were hired to manage the property. Personnel costs of $399,000 were incurred during the period January 1, 2006 through December 20, 2006.

Unaudited Pro Forma Condensed Consolidated Statements of Operations
The accompanying unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2006 of the Company is presented as if the Cornerstone Apartments had been acquired on January 1, 2006.
The unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the Company’s actual results of operations would have been for the year ended December 31, 2006 assuming the above transaction had been consummated on January 1, 2006, nor does it purport to represent the future results of operations of the Company.

AMERICA FIRST APARTMENT INVESTORS, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
(UNAUDITED AND IN THOUSANDS)

	Historical	Pro Forma		Pro Forma
	Amounts (A)	Adjustments		Amounts
Revenues:
Rental revenues	$49,134	$3,436	(B)	$52,570
Other revenues	223	—		223

Total revenues	49,357	3,436		52,793

Operating expenses:
Real estate operating	21,208	1,353	(B)	22,561
Property management	1,039	—		1,039
General and administrative	5,335	—		5,335
Depreciation	10,436	1,255	(C)	11,691
In-place lease amortization	1,728	738	(D)	2,466
Intangible asset impairment	199	—		199

Total operating expenses	39,945	3,346		43,291

Operating income	9,412	90		9,502
Interest and dividend income	1,995	—		1,995
Loss on redemption of securities	(64)	—		(64)
Impairment of securities	(367)	—		(367)
Loss on extinguishment of debt	(91)	—		(91)
Interest expense	(11,231)	(1,407)	(E)	(12,638)

Loss from continuing operations	$(346)	$(1,317)		$(1,663)

Earnings per share — basic and diluted
Loss from continuing operations	$(0.03)	$(0.12)		$(0.15)

Weighted average number of shares outstanding — basic and diluted	11,037			11,037

See notes to the Pro Forma Condensed Consolidated Statement of Operations

Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations
(A)	Represents the historical consolidated statement of operations of the Company as contained in the consolidated financial statements filed on Form 10-K for the year ended December 31, 2006.

(B)	Represents the pro forma revenues and real estate operating expenses for the period January 1, 2006 through December 20, 2006, attributable to Cornerstone Apartments as if the acquisition had occurred on January 1, 2006.

(C)	Represents the pro forma depreciation expense for the year ended December 31, 2006, as if the acquisition of Cornerstone had occurred on January 1, 2006. In the transaction, the Company allocated $2.2 million and $34.5 million of the purchase price to land and building and improvements, respectively. The Company will depreciate its $34.5 million of depreciable assets, on a straight-line basis, over a 27.5 year useful life.

(D)	Represents the pro forma in-place lease amortization expense for the year ended December 31, 2006, attributable to Cornerstone as if the acquisition had occurred on January 1, 2006. The in-place lease intangible asset is being amortized over the weighted average lives of the respective leases. The amortization period is less than one year.

(E)	Represents the pro forma interest expense for the year ended December 31, 2006, attributable to the debt used to acquire Cornerstone as if the acquisition had occurred on January 1, 2006. To finance the acquisition of the property, the Company utilized a $25.5 million mortgage loan, which bears interest at a fixed rate of 5.44%. Also included within interest expense is the amortization of financing costs which where incurred in connection with obtaining this loan.

EXHIBIT INDEX
10.0	Agreement of Purchase and Sale dated October 24, 2006, by and between America First Apartment Investors, Inc. and The R&S Apartment Land, LLC, a Missouri limited liability company (incorporated by reference from the Registrant’s Current Report on Form 8-K dated October 24, 2006 and filed with the Securities and Exchange Commission on October 30, 2006).

10.1	Multifamily Deed of Trust dated December 21, 2006 (incorporated by reference from the Registrant’s Current Report on Form 8-K dated December 21, 2006 and filed with the Securities and Exchange Commission on December 28, 2006).

23.1	Consent of Deloitte & Touche LLP.